UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2015
Commission File Number: 001-36261
CHC Group Ltd.
(Exact name of registrant as specified in its charter)

Cayman Islands	98-0587405
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
190 Elgin Avenue
George Town
Grand Cayman, KY1-9005
Cayman Islands
(Address of principal executive offices, zip code)
(604) 276-7500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 21, 2015, John Mogford resigned from CHC Group Ltd.’s (the “Company”) board of directors. The board of directors accepted Mr. Mogford’s resignation.

Also effective April 21, 2015, Juan Diego Vargas was appointed to the Company’s board of directors as a Class I director, to serve until the Company’s 2017 annual general meeting of shareholders, or until his earlier death, resignation, retirement, disqualification or removal in accordance with the Articles of Association of the Company.

Mr. Vargas was elected to serve on the board of directors pursuant to the terms of that certain Shareholders’ Agreement, dated as of January 17, 2014, as amended on August 21, 2014, by and among the Company, 6922767 Holding (Cayman) Inc., an entity controlled by affiliates of First Reserve Corporation, and each of the other parties identified on the signature pages thereto (the “Shareholders’ Agreement”). The material terms of the Shareholders’ Agreement are described in the disclosures under “Certain Relationships and Related Person Transactions—Shareholders’ Agreement” in the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the “SEC”) on September 19, 2013, as amended (No. 333-191268) (the “S-1”) and “Item 1.01 Entry into a Material Definitive Agreement—Amendment to First Reserve Shareholders’ Agreement and Registration Rights Agreement” in the Company’s Current Report on Form 8-K filed with the SEC on August 27, 2014 (No. 001-36261) (the “Prior 8-K”). Such description of material terms of the Shareholders’ Agreement and the Shareholders’ Agreement itself attached as Exhibit 10.26 to the S-1 and Exhibit 10.6 to the Prior 8-K are incorporated herein by reference.

The disclosures under “Certain Relationships and Related Person Transactions—First Reserve Agreements” in the Company’s Registration Statement on Form S-1 (No. 333-198876) as filed with the SEC on September 22, 2014, as amended (the “2014 S-1”) are incorporated herein by reference. There have been no other related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the SEC) between Mr. Vargas and the Company.

In connection with joining the board of directors, Mr. Vargas executed the Company’s standard form of indemnification agreement. The indemnification agreement provides, among other things, that the Company will indemnify Mr. Vargas for certain expenses which he may be required to pay in connection with certain claims to which he may be made a party by reason of his position as a director of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s Articles of Association. The form of indemnification agreement was previously filed as Exhibit 10.22 to the 2014 S-1 and is incorporated herein by reference.

Mr. Vargas is a Vice President of First Reserve Corporation (“First Reserve”). He joined First Reserve in 2007 as an Associate and returned to First Reserve as a Vice President in 2012 after earning his M.B.A. His responsibilities range from deal origination and structuring to due diligence, execution and monitoring, with particular focus on the equipment, manufacturing and services sectors. Prior to joining First Reserve, Mr. Vargas was an Analyst in the Financial Sponsors and Latin America Groups at Morgan Stanley. Mr. Vargas holds a B.B.A. from the University of Notre Dame and an M.B.A. from London Business School.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
The following exhibits are attached to this Current Report on Form 8-K:

Exhibit Number	Description

10.1(1)	Shareholders’ Agreement dated as of January 17, 2014 among CHC Group Ltd., 6922767 Holding (Cayman) Inc. and the other parties thereto.
10.2(2)	Amendment No. 1 to Shareholders’ Agreement dated August 21, 2014 among CHC Group Ltd., 6922767 Holding (Cayman) Inc. and the other parties thereto.
10.3(3)	Form of Indemnification Agreement.

(1)     Filed on December 19, 2013 as Exhibit 10.26 to the Registration Statement on Form S-1 (No. 333-191268) and incorporated herein by reference.
(2)     Filed on August 27, 2014 as Exhibit 10.6 to the Current Report on Form 8-K (No. 001-36261) and incorporated herein by reference.
(3)     Filed on September 22, 2014 as Exhibit 10.22 to the Registration Statement on Form S-1 (No. 333-198876) and incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHC Group Ltd.

By: /s/ Russ Hill_____________ Russ Hill Authorized Signatory

Date: April 22, 2015

INDEX TO EXHIBITS

Exhibit Number	Description

10.1(1)	Shareholders’ Agreement dated as of January 17, 2014 among CHC Group Ltd., 6922767 Holding (Cayman) Inc. and the other parties thereto.
10.2(2)	Amendment No. 1 to Shareholders’ Agreement dated August 21, 2014 among CHC Group Ltd., 6922767 Holding (Cayman) Inc. and the other parties thereto.
10.3(3)	Form of Indemnification Agreement.

(1)     Filed on December 19, 2013 as Exhibit 10.26 to the Registration Statement on Form S-1 (No. 333-191268) and incorporated herein by reference.
(2)     Filed on August 27, 2014 as Exhibit 10.6 to the Current Report on Form 8-K (No. 001-36261) and incorporated herein by reference.
(3)     Filed on September 22, 2014 as Exhibit 10.22 to the Registration Statement on Form S-1 (No. 333-198876) and incorporated herein by reference.